Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

SMART Global Holdings Reports

Second Quarter Fiscal 2019 Financial Results

NEWARK, CA – March 28, 2019 – SMART Global Holdings, Inc. (“SMART”) (NASDAQ: SGH), parent company of SMART Modular Technologies, Inc., today reported financial results for the second quarter of fiscal 2019 ended March 1, 2019.

Second Quarter Fiscal 2019 Highlights:

•	Net sales of $304.1 million
•	GAAP operating income of $22.5 million
•	GAAP net income of $12.8 million
•	Adjusted EBITDA of $33.8 million
•	GAAP diluted earnings per share (EPS) of $0.55
•	Non-GAAP diluted EPS of $0.77

“SMART continues to execute well across all of our lines of business in a challenging environment. In our second fiscal quarter, our Specialty Products business and our Specialty Compute and Storage business performed well.  Our Brazil business where we supply commodity memory products to high volume requirements in smartphones and PCs, performed in line with expectations in a worsening pricing environment for such products,” said Ajay Shah, Chairman and Chief Executive Officer.

“We have made good progress towards realizing synergies from our acquisition of Penguin Computing and remain focused on disciplined execution to drive our financial performance,” concluded Mr. Shah.

Quarterly Financial Results	GAAP (1)			Non-GAAP (2)
(In millions, except per share amounts)	Q2 FY19	Q1 FY19	Q2 FY18	Q2 FY19	Q1 FY19	Q2 FY18
Net sales	$304.1	$393.9	$314.0	$304.1	$393.9	$314.0
Gross profit	$57.1	$85.1	$73.0	$57.8	$85.6	$73.2
Operating income	$22.5	$47.8	$45.1	$27.7	$54.4	$48.5
Net income	$12.8	$31.0	$36.8	$18.0	$40.6	$37.7
Diluted earnings per share (EPS)	$0.55	$1.33	$1.60	$0.77	$1.75	$1.64

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.
(2)

Please refer to the “Non-GAAP Information” section and the "Reconciliation of Non-GAAP Financial Measures" table below for further detail on the non-GAAP financial reporting referenced above and a reconciliation of such measures to our nearest GAAP measures.

Business Outlook

The following statements are based upon management's current expectations for the third quarter of fiscal 2019 ending May 31, 2019. These statements are forward-looking, and actual results may differ materially. SMART undertakes no obligation to update these statements.

Net Sales	$260 to $270 million
Gross Margin - GAAP / Non-GAAP	17% to 19%
Diluted EPS - GAAP	$0.13 to $0.17

Share-based compensation per share	$0.17
Intangible amortization per share	$0.04

Diluted EPS - Non-GAAP	$0.34 to $0.38

Expected diluted share count	23.5 million

Conference Call Details

SMART will host a conference call today for analysts and investors at 1:30 p.m. Pacific time, 4:30 p.m. Eastern time. Dial-in US toll free +1-866-487-6452 using access code 8966306.

A replay of the conference call will be available for one week following today’s call through the Events section of the SMART website at www.smartgh.com or by calling US toll free +1-855-859-2056; Passcode: 8966306.

Forward-Looking Statements

This release contains, and statements made during the above-referenced conference call will contain "forward-looking statements" including among other things, statements regarding future events and the future financial performance of SMART (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SMART’s industries and markets. These statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including but not limited to: business and economic conditions and growth trends in the technology industry, our customer markets and various geographic regions; global economic conditions and uncertainties in the geopolitical environment; changes in seasonal impacts on our results; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products, additional capacity and acquisitions; the DRAM market and the temporary and volatile nature of pricing trends; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products;  slowing or contraction of growth in the memory market in Brazil; reduction in or termination of local content requirements in Brazil;  changes to applicable tax regimes or rates; prices for the end products of our customers; fluctuations in material costs and availability; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors;  changes in the availability of supply of materials, components or memory products; the inability of Penguin Computing to obtain and retain security clearances to expand its government business; and other factors and risks detailed in SMART’s filings with the Securities and Exchange Commission. Such factors and risks as outlined above and in such filings may not constitute all factors and risks that could cause actual results of SMART to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. SMART and its subsidiaries operate in a continually changing business environment and new factors emerge from time to time. SMART cannot predict such factors, nor can it assess the impact, if any, from such factors on SMART or its subsidiaries’ results. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and SMART does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Non-GAAP Information

Certain non-GAAP financial measures are contained in this press release or will be discussed on our conference call, including non-GAAP gross profit, non-GAAP operating income, Adjusted EBITDA, non-GAAP net income, non-GAAP net income per diluted share, and non-GAAP diluted EPS. We define Adjusted EBITDA as GAAP net income plus net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, acquisition-related expenses and other infrequent or unusual items. Adjusted EBITDA is not a measure of financial performance calculated in accordance with U.S. GAAP and should be viewed as a supplement to, not a substitute for, our results of operations presented on the basis of U.S. GAAP. Adjusted EBITDA also does not purport to represent cash flow provided by, or used in, operating activities in accordance with U.S. GAAP and should not be used as a measure of liquidity.

The non-GAAP financial results presented herein exclude share-based compensation expense, intangible amortization expense, acquisition-related expenses, and other infrequent or unusual items, and with respect to non-GAAP diluted EPS, foreign currency gains (losses). These non-GAAP financial measures are provided to enhance the user's overall understanding of our financial performance. By excluding these charges, as well as any related tax effects, our non-GAAP results provide information to management and investors that is useful in assessing SMART's core operating performance and in evaluating and comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to evaluate financial results, to plan and forecast future periods, and to assess performance of certain executives for compensation purposes. The presentation of this additional information is not meant to be a substitute for the corresponding financial measures prepared in accordance with U.S. GAAP. In addition, similarly titled measures may not be used similarly by other companies and therefore may not be comparable between companies.

Investors are encouraged to review the “Reconciliation of Non-GAAP Financial Measures to GAAP Results” and “Reconciliation of GAAP Net Income to Adjusted EBITDA” tables below for more detail on non-GAAP calculations.

About SMART Global Holdings

The SMART family of companies are global leaders in specialty memory, storage and hybrid solutions serving the electronics industry with standard and custom products for over 25 years. SMART delivers components, modules and solutions to a broad customer base, including OEMs in computing, networking, communications, storage, mobile and industrial markets. With the addition of Penguin Computing and the creation of a new business unit, SMART Specialty Compute & Storage Solutions (SCSS), SMART has expanded its serviceable markets into areas requiring specialized computing platforms in artificial intelligence and machine learning, advanced modeling and high performance computing. Customers rely on SMART as a strategic supplier with custom designs, product quality, technical support, a global footprint, and the ability to provide locally manufactured products in multiple geographies. See www.smartgh.com, www.smartm.com, www.smarth.com, or www.smartsscs.com for more information.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Income

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	March 1, 2019	November 30, 2018	February 23, 2018	March 1, 2019	February 23, 2018
Net sales:
Brazil	$147,111	$199,279	$208,633	$346,390	$366,483
Specialty Memory	115,608	139,949	105,332	255,557	212,891
Specialty Compute and Storage Solutions	41,344	54,651	—	95,995	—
Total net sales	304,063	393,879	313,965	697,942	579,374
Cost of sales (1)(2)	246,932	308,810	240,948	555,742	448,521
Gross profit	57,131	85,069	73,017	142,200	130,853
Operating expenses:
Research and development (1) (2)	11,238	11,816	9,852	23,054	18,402
Selling, general and administrative (1) (2)	23,442	25,454	18,087	48,896	35,905
Total operating expenses	34,680	37,270	27,939	71,950	54,307
Income from operations	22,451	47,799	45,078	70,250	76,546
Other income (expense):
Interest expense, net	(5,273)	(5,875)	(4,230)	(11,148)	(8,829)
Other income (expense):	252	(3,329)	2,548	(3,077)	(167)
Total other expense	(5,021)	(9,204)	(1,682)	(14,225)	(8,996)
Income before income taxes	17,430	38,595	43,396	56,025	67,550
Provision for income taxes	4,644	7,619	6,602	12,263	9,751
Net income	$12,786	$30,976	$36,794	$43,762	$57,799

Earnings per share:
Basic	$0.56	$1.37	$1.68	$1.93	$2.65
Diluted	$0.55	$1.33	$1.60	$1.88	$2.53
Shares used in computing per-share calculation:
Basic	22,872	22,595	21,915	22,733	21,794
Diluted	23,359	23,257	23,038	23,314	22,877

(1) Includes share-based compensation expense as follows:
Cost of sales	$607	$545	$227	$1,152	$445
Research and development	660	634	288	1,294	$562
Selling, general and administrative	2,881	2,876	1,182	5,757	$2,295
Total stock-based compensation expense	$4,148	$4,055	$1,697	$8,203	$3,302

(2) Includes amortization of intangible assets expense as follows:
Cost of sales	$98	$16	$—	$114	$—
Research and development	—	—	245	—	490
Selling, general and administrative	961	961	993	1,922	2,016
Total amortization expense	$1,059	$977	$1,238	$2,036	$2,506

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	March 1, 2019	November 30, 2018	February 23, 2018	March 1, 2019	February 23, 2018
Reconciliation of gross profit:
GAAP gross profit	$57,131	$85,069	$73,017	$142,200	$130,853
GAAP gross margin	18.8%	21.6%	23.3%	20.4%	22.6%
Add: Share-based compensation included in cost of sales	607	545	227	1,152	445
Add: Amortization of intangible assets	98	16	—	114	—
Non-GAAP gross profit	$57,836	$85,630	$73,244	$143,466	$131,298
Non-GAAP gross margin	19.0%	21.7%	23.3%	20.6%	22.7%

Reconciliation of operating expenses:
GAAP operating expenses	$34,680	$37,270	$27,939	$71,950	$54,307
Less: Share-based compensation expense included in opex
Research and development	660	634	288	1,294	562
Selling, general and administrative	2,881	2,876	1,182	5,757	2,295
Total	3,541	3,510	1,470	7,051	2,857
Less: Amortization of intangible assets included in opex
Research and development	—	—	245	—	490
Selling, general and administrative	961	961	993	1,922	2,016
Total	961	961	1,238	1,922	2,506
Less: S-1 related costs	—	—	513	—	813
Less: Legal fees - term loan (payment holiday)	—	126	—	126	—
Less: Acquisition-related expenses	—	1,423	—	1,423	—
Non-GAAP operating expenses	$30,178	$31,250	$24,718	$61,428	$48,131

Reconciliation of income from operations:
GAAP income from operations	$22,451	$47,799	$45,078	$70,250	$76,546
GAAP operating margin	7.4%	12.1%	14.4%	10.1%	13.2%
Add: Share-based compensation expense	4,148	4,055	1,697	8,203	3,302
Add: Amortization of intangible assets	1,059	977	1,238	2,036	2,506
Add: S-1 related costs	—	—	513	—	813
Add: Legal fees - term loan (payment holiday)	—	126	—	126	—
Add: Acquisition-related expenses	—	1,423	—	1,423	—
Non-GAAP income from operations	$27,658	$54,380	$48,526	$82,038	$83,167
Non-GAAP operating margin	9.1%	13.8%	15.5%	11.8%	14.4%

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results (continued)

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	March 1, 2019	November 30, 2018	February 23, 2018	March 1, 2019	February 23, 2018
Reconciliation of income before income taxes:
GAAP income before income taxes	$17,430	$38,595	$43,396	$56,025	$67,550
Add: Share-based compensation expense	4,148	4,055	1,697	8,203	3,302
Add: Amortization of intangible assets	1,059	977	1,238	2,036	2,506
Add: S-1 related costs	—	—	513	—	813
Add: Legal fees - term loan (payment holiday)	—	126	—	126	—
Add: Acquisition-related expenses	—	1,423	—	1,423	—
Add: Foreign currency (gains)/losses	(47)	3,384	(2,415)	3,337	327
Non-GAAP income before income taxes	$22,590	$48,560	$44,429	$71,150	$74,498

Reconciliation of provision for income taxes:
GAAP provision for income taxes	$4,644	$7,619	$6,602	$12,263	$9,751
GAAP effective tax rate	26.6%	19.7%	15.2%	21.9%	14.4%
Tax effect of adjustments to GAAP results	5	(338)	(97)	(333)	(719)
Non-GAAP provision for income taxes	$4,639	$7,957	$6,699	$12,596	$10,470
Non-GAAP effective tax rate	20.5%	16.4%	15.1%	17.7%	14.1%

Reconciliation of net income and earnings per share (diluted):
GAAP net income	$12,786	$30,976	$36,794	$43,762	$57,799
Adjustments to GAAP net income:
Share-based compensation	4,148	4,055	1,697	8,203	3,302
Amortization of intangible assets	1,059	977	1,238	2,036	2,506
S-1 related costs	—	—	513	—	813
Legal fees - term loan (payment holiday)	—	126	—	126	—
Acquisition-related expenses	—	1,423	—	1,423	—
Foreign currency (gains)/losses	(47)	3,384	(2,415)	3,337	327
Tax effect of items excluded from non-GAAP results	5	(338)	(97)	(333)	(719)
Non-GAAP net income	$17,951	$40,603	$37,730	$58,554	$64,028

Shares used in computing earnings per share (diluted)	23,359	23,257	23,038	23,314	22,877
Non-GAAP earnings per share (diluted)	$0.77	$1.75	$1.64	$2.51	$2.80

GAAP earnings per share (diluted)	$0.55	$1.33	$1.60	$1.88	$2.53

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of GAAP Net Income to Adjusted EBITDA

(In thousands)

	Three Months Ended			Six Months Ended
	March 1, 2019	November 30, 2018	February 23, 2018	March 1, 2019	February 23, 2018
GAAP net income	$12,786	$30,976	$36,794	$43,762	$57,799
Share-based compensation expense	4,148	4,055	1,697	8,203	3,302
Amortization of intangible assets	1,059	977	1,238	2,036	2,506
Interest expense, net	5,273	5,875	4,230	11,148	8,829
Provision for income tax	4,644	7,619	6,602	12,263	9,751
Depreciation	5,868	5,431	5,120	11,299	10,122
S-1 related costs	—	—	513	—	813
Legal fees - term loan (payment holiday)	—	126	—	126	—
Acquisition-related expenses	—	1,423	—	1,423	—
Adjusted EBITDA	$33,778	$56,482	$56,194	$90,260	$93,122

(1)	Amounts in Q119 are related to acquisition of Penguin Computing in June 2018.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Balance Sheets

(In thousands)

	March 1,	August 31,
	2019	2018
Assets
Current assets:
Cash and cash equivalents	$95,174	$31,375
Accounts receivable, net	326,470	237,212
Inventories	171,843	221,419
Prepaid expenses and other current assets	27,927	32,043
Total current assets	621,414	522,049
Property and equipment, net	66,860	56,615
Other noncurrent assets	17,702	22,449
Intangible assets, net	24,302	26,255
Goodwill	46,130	45,394
Total assets	$776,408	$672,762
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$257,316	$223,186
Accrued liabilities	52,008	45,190
Current portion of long-term debt	14,694	27,409
Total current liabilities	324,018	295,785
Long-term debt	194,537	184,190
Other long-term liabilities	7,563	5,659
Total liabilities	526,118	485,634
Shareholders’ equity:
Ordinary shares	691	678
Additional paid-in capital	262,603	250,191
Accumulated other comprehensive loss	(170,054)	(175,995)
Retained earnings	157,050	112,254
Total shareholders’ equity	250,290	187,128
Total liabilities and shareholders’ equity	$776,408	$672,762

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended			Six Months Ended
	March 1, 2019	November 30, 2018	February 23, 2018	March 1, 2019	February 23, 2018
Cash flows from operating activities:
Net income	$12,786	$30,976	$36,794	$43,762	$57,799
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,927	6,408	6,358	13,335	12,628
Share-based compensation	4,148	4,055	1,697	8,203	3,302
Provision for doubtful accounts receivable and sales returns	34	(104)	39	(70)	67
Deferred income tax benefit	(650)	403	(734)	(247)	(954)
(Gain) loss on disposal of property and equipment	(4)	3	244	(1)	244
Amortization of debt discounts and issuance costs	694	685	722	1,379	1,451
Changes in operating assets and liabilities:
Accounts receivable	5,669	(89,441)	14,894	(83,772)	(40,907)
Inventories	17,084	30,576	(17,810)	47,660	(21,556)
Prepaid expenses and other assets	7,424	(3,182)	(67)	4,242	1,691
Accounts payable	(17,017)	48,574	(10,145)	31,557	37,347
Accrued expenses and other liabilities	1,959	6,399	2,705	8,358	(2,158)
Net cash provided by operating activities	39,054	35,352	34,697	74,406	48,954
Cash flows from investing activities:
Capital expenditures and deposits on equipment	(6,232)	(13,384)	(4,418)	(19,616)	(10,457)
Proceeds from sale of property and equipment	32	21	66	53	66
Acquisition of business, net of cash acquired	(148)	—	—	(148)	—
Net cash used in investing activities	(6,348)	(13,363)	(4,352)	(19,711)	(10,391)
Cash flows from financing activities:
Long-term debt payment	(1,712)	(1,657)	(6,125)	(3,369)	(12,309)
Fees paid for revolving line of credit refinancing	—	—	(469)	—	(768)
Payment of costs related to initial public offering	—	—	(302)	—	(1,591)
Proceeds from borrowings under revolving line of credit	64,000	104,000	103,000	168,000	208,500
Repayments of borrowings under revolving line of credit	(64,000)	(104,000)	(103,000)	(168,000)	(208,500)
Proceeds from issuance of ordinary shares from share option exercise	1,071	2,402	3,638	3,473	4,177
Proceeds from issuance of ordinary shares from ESPP	—	968	—	968	—
Withholding tax on restricted stock units	(219)	—	—	(219)	—
Net cash provided by (used in) financing activities	(860)	1,713	(3,258)	853	(10,491)
Effect of exchange rate changes on cash, cash equivalents and restricted cash *	374	2,018	1,468	2,392	1,237
Net increase in cash, cash equivalents and restricted cash *	32,220	25,720	28,555	57,940	29,309
Cash, cash equivalents and restricted cash at beginning of period *	62,954	37,234	30,217	37,234	29,463
Cash, cash equivalents and restricted cash at end of period *	$95,174	$62,954	$58,772	$95,174	$58,772

*	Cash balance was adjusted to include restricted cash upon adoption of ASU 2016-18 in fiscal 2019.

# # #

Investor Contacts:

Karl Motey

Vice President

Strategic Marketing and Communications

(510) 624-8213

Karl.motey@smartm.com

Suzanne Schmidt

Investor Relations for SMART Global Holdings, Inc.

(510) 360-8596

ir@smartm.com